Exhibit 99.1
To Create the Premier Competitive Power Generation Company in the United States Acquisition of

Safe Harbor This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements are subject to certain risks, uncertainties and assumptions that include, but are not limited to, expected earnings and cash flows, future growth and financial performance and the expected synergies and other benefits of the acquisition described herein; and typically can be identified by the use of words such as "will," "expect," "estimate," "anticipate," "forecast," "plan," "believe" and similar terms. Although the Company believes that its expectations are reasonable, it can give no assurance that these expectations will prove to have been correct, and actual results may vary materially. Factors that could cause actual results to differ materially from those contemplated above include, among others: risks and uncertainties related to the capital markets generally, and the availability of financing for the proposed transaction as well as our operating requirements; general economic conditions, changes in the wholesale power markets and fluctuations in the cost of fuel or other raw materials; the volatility of energy and fuel prices; hazards customary to the power production industry and power generation operations such as fuel and electricity price volatility, unusual weather conditions, catastrophic weather-related or other damage to facilities, unscheduled generation outages, maintenance or repairs, unanticipated changes to fossil fuel supply costs or availability due to higher demand, shortages, transportation problems or other developments, environmental incidents, or electric transmission or gas pipeline system constraints and the possibility that we may not have adequate insurance to cover losses as a result of such hazards; the liquidity and competitiveness of wholesale markets for energy commodities; changes in government regulation, including possible changes of market rules, market structures and design, rates, tariffs, environmental laws and regulations and regulatory compliance requirements; price mitigation strategies and other market structures or designs employed by independent system operators, or ISOs, or regional transmission organizations, or RTOs, that result in a failure to adequately compensate our generation units for all of their costs; failure to realize expected synergies and other benefits as a result of the acquisition described herein; and our substantial indebtedness and the indebtedness that we will incur in connection with the acquisition. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. The foregoing review of factors that could cause the Company's actual results to differ materially from those contemplated in the forward-looking statements included in this presentation should be considered in connection with information regarding risks and uncertainties that may affect the Company 's future results included in the Company 's filings with the Securities and Exchange Commission ("SEC") at www.sec.gov.

Agenda Transaction Overview -- David Crane Texas Genco Overview -- Jack Fusco Financial Review -- Robert Flexon Moving Forward -- David Crane Summary and Q&A

Transaction Overview David Crane NRG Energy, President and CEO

Key Transaction Terms $5.8 billion (Equity Value) Consideration Estimated Closing Sources of Cash $4.0 billion in cash, $1.4 billion in equity (35.4 million shares) and $400 million in preferred stock $2.5 billion in debt, $500 million in mandatory convertible, and $1 billion in common equity First quarter 2006 Purchase Price Significantly accretive to cash flow/share and earnings/share in the first year $8.3 billion (Enterprise Value) Tax Benefit $500 million in present value tax benefits to NRG from in basis step up

A Compelling Combination Financial strength and flexibility for combined company Immediately and significantly accretive to NRG's earnings and cash-flow/per share Larger, more diversified cash flows, substantially hedged to 2010 Prudent financing structure and strong cash flows preserves NRG's existing credit profile Increased scope and scale enhances platform for growth Nearly doubled U.S. generation portfolio from 12,981 MW to 23,920 MW Sizeable presence in a growing and well functioning deregulated market Diversified portfolio of assets and improved dispatch mix Upside opportunities Complementary hedging profile Potential for asset swaps Commonality in brownfield initiatives Ability to broaden "Focus on ROIC @ NRG" initiative Well-positioned for the future Experienced management team First mover with premier assets in fragmented industry Broader operational and commercial capabilities Creating an Industry Leader at a Critical Juncture for U.S. Energy Infrastructure Companies

Texas Genco - A Perfect Fit Jack Fusco Texas Genco, Chairman and CEO

South Zone Houston Zone North Zone Greens Bayou San Jacinto Cedar Bayou S.R. Bertron W.A. Parish South Texas Project T.H. Wharton Limestone A Presence in the ERCOT Market Limestone 2 Units 1,629 MW South Texas Nuclear Project 2 Units 2,560 MW (1,127 net MW) W.A. Parish 8 Units 3,550 MW (2,464 baseload MW) Capacity (in MW) Baseload 5,220 Intermediate / Cyclic 4,955 Peaking 764 Total Operating Capacity 10,939 Houston Corpus Christi San Antonio Austin P.H. Robinson Dallas

Baseload Asset Reliability Historical Forced Outage Rates (%) 4.1% 2.8% 2.6% 5-Year Ave. 2004 YTD (8/31) 2005 YTD (8/31) Extremely Reliable Baseload Fleet

Upgrades and Expansion Projects South Texas Project (STP) Texas Genco owns 44.0% (1,127 MW) of STP Approved Turbine Modernization project to expand STP by 32 MW (16 MW per unit) in 2006 and 2007 Limestone Plant Limestone Unit 2 is scheduled to be up-rated by mid 2006 by 99 MW (approximately $330/kW) with: Turbine component replacement Generator rewind Generator step-up transformer replacement LP turbine blade replacement Parish Plant Parish 6 HP Turbine Modernization project to expand unit by 14 MW (approximately $716/kW) in 2006 Parish 7 HP Turbine Modernization project to expand unit by 17 MW (approximately $448/kW) in 2006 High Quality Baseload Assets with Opportunities for Near Term Growth

3,316 5,456 7,142 10,939 15,742 TXU Texas Genco Calpine CPS FPL Well Positioned in ERCOT Region Source: Energy Velocity Associates Net Generation Capacity (in MW) Total ERCOT: 78,300MW CPS 7% FPL 4% All Others 44% CPN 11% Texas Genco 14% TXU 20% The Second Largest Generator in Texas

2005 Texas Genco Net Generation by Fuel Type (MWh)2,3 ERCOT is an Attractive Market 2005 ERCOT Capacity by Fuel Type (MW)1 2005 Texas Genco Capacity by Fuel Type (MW)2 Gas 73% Coal & Lignite 19% Nuclear 6% Other 2% Gas 62% Coal & Lignite 30% Nuclear 8% Gas 16% Coal & Lignite 68% Nuclear 16% Although coal, lignite and nuclear assets represent only 38% of Texas Genco's total capacity, these baseload assets represent 84% of total generation and the vast majority of cash flow from operations Gas is on the margin more than 90% of the time in ERCOT, creating attractive economics for baseload coal, lignite and nuclear generation Texas Genco's baseload plants should dispatch 100% of the time that they are available Attractive high gas price environment creates robust margins Gas plants provide critical support during peak summer months in transmission-constrained Houston market Source: EVA Includes ROFR. Represents generation for the twelve months ending August 31, 2005. Market Fundamentals Lead to High Dispatch Levels for Solid Fuel Assets

ERCOT Favorable Supply/Demand Dynamics According to the 2005 ERCOT Report on Capacity, Demand, and Reserves, the ERCOT market is expected to grow at attractive rates relative to the national average and continue to have declining reserve margins Source: ERCOT (2005 Report on the Capacity, Demand, and Reserves in the ERCOT region, Summer Summary) Note: Reserve Margin = (Total Capacity Available - Peak Demand) / Peak Demand 9.5% 11.4% 13.9% 14.8% 13.4% 13.6% 16.9% 5% 7% 9% 11% 13% 15% 17% 19% 2005 2006 2007 2008 2009 2010 2011 Reserve Margin Favorable Supply/Demand Conditions Lead to Attractive Market Conditions

Texas Genco - Matched Power and Fuel Strategy % of Available Baseload1 Capacity Sold Forward 1 Available Baseload defined as Total Baseload Capacity (5,220MW in 2005PF) adjusted for planned outages and does not take into account unplanned outages and does not take into account unplanned outages. 2 Includes amounts under fixed price power sales and amounts financially hedged under natural gas price swap agreements. 81% 91% 66% 85% 79% 80% 71% 62% 44% 57% 10% 27% 11% 7% 22% 17% 13% 9% 4% 3% 2005 2006 2007 2008 2009 2010 % Firm Power % Firm Gas Swaps % Non-Firm Power 93% 86% 91% 85% 83% 80% 81% 67% 27% Fuel Hedged % Coordinated Power and Fuel Hedging Strategies Enhance Portfolio Value Weighted Average Forward Price2 $43 $44 $39 $41 $48 $43

Texas Genco - A Perfect Fit High quality baseload asset portfolio with near term growth opportunities Second largest generator in ERCOT, a mature and fast-growing market with attractive supply and demand fundamentals Substantially hedged on fuel and power through 2009

Financial Review Robert Flexon NRG Energy, Executive Vice President and CFO

Financial Objectives - M&A Purchase price discipline Acquisition price multiple approximately 20% below NRG equity trading levels Prudent balance sheet management Forecasted capital structure within targeted range by year end 2006 Adequate liquidity to hedge portfolio Improved collateral structure Investment returns in excess of the cost of capital Attractive Return on Invested Capital and accretive year 1 Healthy earnings and significant cash flow Accretive to earnings and cash flow/share in year 1 Financial Objectives NRG/Texas Genco NRG/TGN Combination Results in a Stronger Company with Improved Financial Strength

Financial Valuation Series 1 Gas Prices ($/MMBtu) Series 3 Series 4 2006 46 10.34 2007 54 9.14 2008 68 8.4 2009 123 7.85 2010 275 7.4 2011 367 6.64 Texas Genco Sensitivity to Commodity Prices $MM Impact to pre-tax income from a $1/mmBtu Movement in the Forward Gas Curve % Hedged 87 87 84 69 28 0 $/mmBtu Terminal year gas price required to meet return requirements September 28, 2005 Forward Gas Curve Economics based on a conservative long-term view on gas prices Stable earnings and cash flows from highly hedged portfolio 2006-2009 Limited sensitivity to near term changes in gas prices, ability to further hedge longer term gas price Valuation conservatively leveraged to the upside and limited on the downside

Valuation Summary - Texas Genco Acquisition TGN Pre-Tax Income $1,775 Purchase Price $8,300 Interest Expense 175 Present Value of Tax Benefits1 (500) Depreciation & Amortization 366 Purchase Price after Tax Benefits $7,800 Amortization of Out-of-Market Contracts (1,216) Purchase Price Multiple before Tax Benefits 7.5x TGN EBITDA $1,100 Purchase Price Multiple after Tax Benefits 7.1x 2006 Pre-Tax Income to EBITDA 1 Purchase price includes approximately $500 million of expected present value tax benefits - resulting in a net price of $7.8 billion Purchase price multiple below NRG trading levels Purchase Price

Purchase Price Funding Interim Financing from Morgan Stanley and Citigroup: $10.0 billion commitment $5.1 billion bridge facility Permanent Financing: Both 1st Lien Term Loan B's retired; flexibility to address both sets of bonds in the event of a change of control put $4.0 billion new capital raised to fund cash portion of purchase price; new capital comprised of $2.5 billion debt $1.0 billion common stock offering $500 million mandatory convertible preferred offering $1.8 billion NRG equity issued to the sponsors Financing accomplished through balanced blend of debt and equity to maintain targeted capital structure

Key Transaction Rationale Purchase price driven by substantial hedge position with A-rated counterparties Fair valuation and substantial improvement return on invested capital Maintain prudent balance sheet management Strong accretion to earnings/share and cash flow/share Enhanced balance sheet flexibility Greater size and liquidity in stock A Compelling Financial Proposition

Moving Forward David Crane NRG Energy, President and CEO

Investment Highlights Profitable, regionally focused asset portfolio Strong balance sheet with substantial cash flow Lean organization Efficiencies to be realized Positioned to be leading industry player No management distraction on legacies Decisions not driven by financial distress Ability to return capital to shareholders Intrinsic Growth Extrinsic Opportunity Shareholder Value Beyond Back to Basics Our focus remains on delivering shareholder value

Combined Strategy Reinvestment in repowering of key assets Acquisitions which enhance our existing regional lineups Extracting maximum value from existing fleet Our Objective: A multi-fuel, scale generator with assets across the merit order and around transmission constraints in each of our core markets with the capability to procure, transport and trade all of the commodities involved in our business. Strategic Objectives Grow our core markets with multiple fuel types and load-following capabilities Operational Objectives Efficiently hedge margins of baseload fleet Harness scale benefits in coal and general procurement Complete implementation of environmental compliance through PRB conversion and active management of emissions allowances Improve plant performance and reduce costs through implementation of FORNRG Financial Objectives Focus on liquidity and cash generation Net debt / total capital ratio of 45% to 55% Optimize use of excess cash on hand for return to shareholders through debt and share reduction Strong FCF supports introduction of dividend West South Central Northeast Australia Combined Company Texas Investments in complementary businesses This transaction further strengthens our focus on our core objectives

Intrinsic Growth - Key to Systemic Value Creation Growth Plant Performance Commercial Operations Cost Reductions NRG: Improve reliability Texas Genco: Increase capacity Texas Genco: Structured commodity contracts NRG: Commodity hedging and trading Texas Genco: Underway NRG: In progress Brownfield Opportunities NRG: BC 2-4 coal, peakers in NYC, LA Texas Genco: More coal, peakers in Houston Organic growth drivers provide additional upside

Post-Closing Phase Transaction Closing Phase Closing and Post-Closing Priorities Focus on ROIC @ Combined Company Capture cost synergies and revenue enhancements due to scale in fuel procurement, storage and transport Credit and structured transactions for efficient collateral support of trading CCGT bolt-ons and renewables Best brownfield projects Industry leadership Customary Regulatory Approvals FERC Public Utility Commission of Texas (if required) NRC DOJ / FTC Anticipate Achieving All Approval and Close of Transaction during the First Quarter 2006

Positioned for the Future and Value Creation Scale with a Purpose Financial Strength and Flexibility Significant Business in all Domestic Competitive Markets Multi-fuel, Across-the-Merit order Portfolio of Assets Operational & Commercial Excellence Strong and Stable Free Cash Flow

Questions & Answers David Crane President and CEO, NRG Energy Jack Fusco Chairman and CEO, Texas Genco Robert Flexon Executive Vice President and CFO, NRG Energy Thad Miller General Counsel, Texas Genco

Appendix

Texas Genco Portfolio

W.A. Parish (Coal) 2,464 4 PRB Coal 1977-82 Limestone 1,629 2 Lignite/PRB Coal 1985-86 South Texas Project 1,127 2 Nuclear 1988-89 Total Baseload Plants 5,220 8 Cedar Bayou 1,492 2 Gas 1970-74 T.H. Wharton 1,090 17 Gas 1960-75 W.A. Parish (Gas) 1,086 5 Gas 1958-68 San Jacinto 162 2 Gas 1995 S.R. Bertron 784 6 Gas 1956-67 Greens Bayou 715 7 Gas 1973-76 P. H. Robinson 390 1 Gas 1967 Total Gas Plants 5,719 40 Total 10,939 48 High Quality Asset Base Net Date of First Generation Generating # Fuel Commercial Facilities (MW) Units Type Operation Note: Excludes retired and mothballed units and plants. Coal/Lignite Nuclear Gas South Zone Houston Zone North Zone Greens Bayou San Jacinto Cedar Bayou S.R. Bertron W.A. Parish South Texas Project T.H. Wharton Limestone Dallas Houston Corpus Christi San Antonio Austin P.H. Robinson

W.A. Parish Plant Overview



Key Operating Data

Unit	5	6	7	8
Commenced Operations	1977	1978	1980	1982
Net Capacity (MW)	660	659	551	594
NO_x	LNB[1] OFA[2] SCR[3]	LNB OFA SCR	LNB OFA SCR	LNB OFA SCR
SO_x	--	--	--	Scrubber
Particulates	Baghouse	Baghouse	Baghouse	Baghouse

1) *Low NOx Burner*
2) *Overfire Air*
3) *Selective Catalytic Reduction*

- Largest of Texas Genco's solid-fuel steam generating assets
- Commenced operations 1977 - 1982
- Located on a 4,880 acre site approximately 40 miles southwest of Houston
- Provides 2,464 MW of baseload capacity with four steam generating units which burn low sulfur Powder River Basin coal
  - On-site rail spurs for two competing railroads (Union Pacific and Burlington Northern) ensures competitive rail rates
- Additional gas capacity of 1,086 MW
- Blended average heat rate of 10,432 Btu/KWh
- Approximately $437 million has been invested in NO_x control systems through 2004 to make Parish one of the cleanest coal plants for emissions in the U.S.
- Parish named as one of the top power plants of 2004 and recognized as the top coal-fired plant in the U.S. by Platt's Power Magazine

31

Limestone Plant Overview Newest of Texas Genco's solid-fueled steam generating assets Commenced operations in 1985 - 1986 Located on a 3,800-acre site approximately 150 miles north/northwest of Houston Provides 1,629 MW of baseload capacity through two operating units which can burn lignite, Powder River Basin coal and pet- coke Blended average heat rate of 10,277 Btu/KWh Onsite mine lowers average fuel costs by reducing rail costs related to lignite Transportation can represent up to two thirds of delivered fuel costs Potential access to two competing railroads will ensure competitive rail rates for PRB delivery Well-equipped environmental safeguards Key Operating Data Unit 1 2 Commenced Operations 1985 1986 Net Capacity (MW) 851 778 NOx LNB1 LNB SOx Scrubber Scrubber Particulates ESP2 ESP (1) Low NOx Burner (2) Electrostatic Precipitators

South Texas Project Overview STP is the sixth largest nuclear-powered generating facility in the U.S. (based on total net generating capacity) Commenced operations in 1988 - 1989 Comprised of two units located on a 12,200 acre site about 90 miles southwest of Houston Continues to be one of the lowest cost of fuel domestic nuclear generators with YTD fuel cost of $3.42/MWh Blended average heat rate of 10,230 Btu/KWh Texas Genco owns a 44% interest (1,127 MW) in the two-unit plant Centerpoint and AEP collect STP decommissioning costs from customers through rates -Texas Genco not expected to bear any decommissioning costs Under Price Anderson Act, Texas Genco's maximum annual cash cost exposure for an incident at STP or another reactor is capped at $15 million per reactor Key Operating Data Unit 1 2 Commenced Operations 1988 1989 Net Capacity ( MW) 1,277 1,283 Texas Genco Net MW (44%) 562 565 New Steam Generators Installed 2000 2002

Favorable Dispatch Position 2005 ERCOT Supply Stack (MW) The baseload plants are low cost and are expected to dispatch nearly 100% of the time they are available

Operating Gas Plants Cedar Bayou 1,492 2 1970-74 T.H. Wharton 1,090 17 1960-75 W.A. Parish (Gas) 1,086 5 1958-68 San Jacinto 162 2 1995 S.R. Bertron 784 6 1956-67 Greens Bayou 715 7 1973-76 P. H. Robinson 390 1 1967 Total Operating 5,719 40 Mothballed or Retired Cedar Bayou 760 1 1974 T. H. Wharton 229 1 1960 P.H. Robinson 1,750 3 1966-1973 Webster 387 2 1965-1967 Deepwater 174 1 1953 H. O. Clarke 78 6 1968 Total Mothballed or Retired 3,378 14 In March, the company announced the intention to mothball or permanently retire 14 natural gas- fired generation units The remaining operating assets are a critical part of our solid fuel risk management strategy Total production from the operating gas assets was 4,657 GWh for the YTD period ended August 31, 2005 Sale process for three identified plants (Webster, Deepwater and H.O. Clarke) is ongoing Gas Plants Overview Date of First Generation Net Generating # Commercial Facilities (MW) Units Operation Note: Plants in red are in process of being sold.

Strong Operational Performance 8-month period ended August 31 of each year:

Baseload Capacity (MW) 5,220 5,366 5,382 5,382 5,382 5,346 5,382 Available Baseload Capacity1 (MW) 4,793 4,946 5,133 5,120 5,127 5,024 5,124 Forward Firm Sales (MW) 3,869 3,279 4,071 3,650 2,275 3,429 500 Forward Firm Gas Swaps (MW) - 541 - 351 1,149 408 872 Forward non-Firm Sales (MW) 602 450 200 150 - 280 - Total Baseload Sales (MW) 4,471 4,270 4,271 4,151 3,424 4,117 1,372 Available Baseload Capacity sold forward - Firm 81% 77% 79% 78% 67% 76% 27% Available Baseload Capacity sold forward - non-Firm 12% 9% 4% 3% 0% 6% 0% Total Available Baseload Capacity sold forward 93% 86% 83% 81% 67% 82% 27% Total Baseload TWh Sold Forward 39.2 37.4 37.4 36.4 30.0 36.1 12.0 Weighted Average Forward Price2 $43 $44 $39 $41 $48 $43 $53 Fwd Sales Revenues ($ in mm) $1,670 $1,654 $1,445 $1,510 $1,448 $1,545 $628 Texas Genco - Forward Power Sales Generate Significant, Stable Revenues Sold 82% of available baseload capacity forward through 2009 Average for 2005 2006 2007 2008 2009 2005-2009 2010 Note: As of August 31, 2005 1 Available Baseload defined as Total Baseload capacity adjusted for planned outages and does not take into account unplanned outages. 2 Includes amounts under fixed price power sales and amounts financially hedged under natural gas price swap agreements.

Favorable Environmental Position - Substantial Credits with Significant Value NOx Reduction Program Fleet currently operates at one of the lowest NOx emissions rates in the country Invested over $700 million in NOx controls since 1999 Emissions from Houston area plants reduced by approximately 88% from 1998 through 2004 Limited future environmental capital expenditures anticipated In compliance with Houston/Galveston standards which are among the lowest in the country and much lower than the recently promulgated federal regulations Currently have excess NOx allowances Coal / Lignite Plants Burn low sulfur Powder River Basin coal Both Limestone units have SO2 scrubbers, Low NOx Burners and Electrostatic Precipitators W.A. Parish has installed Low NOx Burners, SCRs, baghouses, and one SO2 scrubber Hosting DOE and EPRI cutting-edge mercury control technology test programs Existing controls and fuel switching likely to meet projected mercury control levels through 2017 Emissions Credits We expect to have approximately 168,000 tons of SO2 allowances "banked" by year end 2005 At current spot market prices for SO2 (~ $800/ton), we estimate the "Emissions Bank" to have a market value of approximately $134 million Expect to bank approximately 30,000 tons of SO2 annually through 2009 (~$24 million/yr. at current prices)

Combined Profile

Portfolio with Scale and Diversity South Central Western Gas 980 MW 40% Northeast Gas 842 MW 11% Coal 2,407 MW 30% Dual Fuel 2,284 MW 29% Oil 2,350 MW 30% Oil 622 MW 59% Gas 427 MW 41% Texas Combined Scale Dual Fuel 2,284 MW 10% Nuclear 1,127 MW 5% Oil 2,972 MW 14% Gas 7,968 MW 35% Coal 7,989 MW 36% Coal 1,489 MW 60% This combination adds geographic, dispatch and fuel diversity Coal 4,093 MW 39% Nuclear 1,127 MW 10% Gas 5,719 MW 51% *Not shown: Other North America capacity of 1,579 MW, International of 2,063 MW, and TGN mothballed capacity of 3,378 MW

Enhanced Platform for Growth Geographic Generation Breakdown NRG Energy Texas Genco Projected Texas 49% Western 5% South Central 11% Northeast 35% Texas 100% Meaningful Presence in All Key Competitive Markets South Central 22% Western 9% Northeast 69%

Combined Coal Operations Attributes of the combined company 36MM tons - ranks us in the top 5 coal buyers in the US 92% of our fleet has sourcing and transportation flexibility 5,495 privately leased or owned rail cars in the fleet Better than 97% of transportation under firm contract through 2009 BNSF/UP Joint Line Combined Coal Position 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% 2006 2007 2008 2009 2010 % Hedged Unhedged Texas Genco NRG

Projected Common Shares Outstanding 141.1 25 16.1 19.3 80.7 Outstanding Treasury Shares Issued to Sellers Common Shares Issued to Sellers Common Shares Planned Offering(1) Projected Issued and Outstanding 35.4 million Will represent 25 % of outstanding common shares (1) Assumes $40/share We estimate average shares outstanding of 141 million, which enhances trading liquidity